united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company, 1209 Orange Street Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/21

Item 1. Reports to Stockholders.

Good Harbor Tactical Select Fund

Class A Shares: GHSAX	Class C Shares: GHSCX	Class I Shares: GHSIX

Annual Report

September 30, 2021

Advised by:

www.ghf-funds.com 1-877-270-2848

Distributed by Northern Lights Distributors, LLC

Member FINRA

Letter to Shareholders

October 15, 2021

Dear Shareholders,

We are pleased to provide our Annual Letter to Shareholders of the Good Harbor Tactical Select Fund.

Performance review

Overall, the Fund’s performance, while benefitting from the recent market rally experienced across the globe, has trailed its benchmark (see below). For the fiscal year ended September 30, 2021, the MSCI Emerging Markets Total Return Index returned +18.20%. For the same period, the S&P 1500 Composite Total Return Index posted a gain of +31.38% while the MSCI EAFE Total Return Index was up +25.73%. Not surprisingly, this solid global performance was accompanied by a drop in market volatility. The CBOE Volatility Index, which started the fiscal year on September 30, 2020 above 26, fell as low as 15 in July 2021, ended up on September 30, 2021 at just above 23. Treasuries were slightly negative with the ICE US Treasury 3-7 Year Bond Index down -1.79% for the fiscal year, while the Barclays US Aggregate Bond Total Return Index was down -0.90%. High yield saw the iBoxx USD Liquid High Yield Index gain +9.80% for the fiscal year ended September 30, 2021.

The Good Harbor Tactical Select Fund combines several tactical strategies into a single fund. The Fund expresses the fundamental tenets of our understanding of how tactical allocation strategies can be held within a portfolio. Our research shows that by blending tactical allocation strategies together the overall sleeve benefits from lower volatility. This is the first and, to our knowledge, only multi-tactical fund available to investors who wish to incorporate a multi-strategy approach to their portfolio’s tactical equity allocation.

For the trailing twelve-month period ended September 30, 2021, the Fund’s A-share returned 24.21% (17.06% with load), the C-share returned 23.28%, and the I-share returned 24.37%. This compares to a gain of +29.44% for the S&P Global BMI Total Return Index. In general, several of the Fund’s underlying tactical models kept pace or outperformed during the trailing twelve month period. However some components, in particular those focused on the developed ex-U.S. space had partially defensive positions during the end of 2020. The net impact of this produced a reduction in volatility, but also led to lower overall return as the defensive holdings of cash and treasuries did not keep pace with the global stock rally.

Letter to Shareholders

Investment outlook

World stock markets have rallied strongly over the trailing twelve months despite a lingering pandemic, political unrest and varying degrees of economic recovery across the globe. As vaccination rates increase and times passes, the threat of COVID-19 seems to be waning, at least in the eyes of the consumer. Several service industries such as airlines, hotels and restaurants have experienced an uptick in business and a potential shift back towards “normalcy” as people get back to business travel and vacationing. That being said, supply chains remain disrupted, with experts now suggesting it could be 2023 or later before we see resolution to areas such as the global chip shortage impacting several industries. These supply chain issues were a key factor in the slower than expected U.S. economic growth rate in the third quarter and are likely to produce inflationary pressures, all of which could come at a very non-ideal time as we move into the year-end holiday season. Add to this the very real risk of a potential spike in virus cases as we move into fall and winter and the outlook certainly remains full of uncertainty.

As a result, while we know the U.S. economy, the U.S. stock markets and definitely U.S. citizens are amazingly resilient, our near to medium term outlook is to remain cautious. Our expectations surrounding economic growth and a continued stock market rally are certainly tempered and we would expect some market turbulence heading in to the end of the year. Anticipating that disruptive market conditions will arise from time to time is at the core of the Fund’s tactical allocation strategies. As such, the strategies utilized in the Fund have objective investment processes which provide the flexibility to respond to changing market conditions should they materialize.

We thank you for your continued support and confidence in our management.

Sincerely,

Neil R. Peplinski, Chairman & Chief Investment Officer

Letter to Shareholders

Portfolio Investment Team

Neil R. Peplinski, CFA founded Good Harbor in 2003 and serves as a Managing Partner and Chief Investment Officer. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from the University of Chicago Booth School of Business. He also holds a MSEE in Electromagnetics from the University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

Yash Patel, CFA has served as Chief Operating Officer of Good Harbor since March 2010. Mr. Patel brings over 15 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining Good Harbor Financial, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned a MBA with Honors from the University of Chicago Booth School of Business and a BS CSE from The Ohio State University.

The S&P Global BMI Total Return Index is a float-adjusted market cap weighted, comprehensive, rules-based index that employs a transparent and consistent methodology across all countries and includes more than 11,000 stocks from 25 developed and 25 emerging markets.

The S&P 500 Total Return Index is the total return version of the S&P 500 Index which includes the effects of reinvested dividends. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy through changes in the aggregate market value representing all major industries.

The S&P Composite 1500 Total Return Index combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization.

The MSCI EAFE Total Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The MSCI Emerging Markets Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The ICE U.S. Treasury 3-7 Year Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

The Barclays US Aggregate Bond Total Return Index is an index designed to provide a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass through securities and asset backed securities that are publicly offered for sale in the U.S.

Letter to Shareholders

The iBoxx USD Liquid High Yield Index is a modified market-value weighted index designed to provide a balanced representation of U.S. dollar-denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by the index provider.

The CBOE Volatility Index (the “VIX”) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of S&P 500 index options.

Investments cannot be made directly in an index. Unmanaged index returns assume the reinvestment of any distributions and do not reflect fees, expenses, or sales charges. Index performance is not indicative of the performance of any investment.

This information is being provided for informational purposes only, is subject to change. The opinions expressed in this article represent the current, good-faith views of the author at the time of publication. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Fund holdings are subject to change without notice.

1675-NLD-10292021

GOOD HARBOR TACTICAL SELECT FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2021

The Fund’s performance figures* for the periods ended September 30, 2021, as compared to its benchmark:

		Annualized	Annualized	Inception** -	Inception*** -
				Annualized	Annualized
	One Year	Three Years	Five Years	September 30, 2021	September 30, 2021
Good Harbor Tactical Select Fund - Class A	24.21%	4.49%	5.50%	N/A	5.81%
Good Harbor Tactical Select Fund - Class A with load	17.06%	2.45%	4.27%	N/A	4.79%
Good Harbor Tactical Select Fund - Class C	23.28%	3.72%	4.72%	N/A	5.09%
Good Harbor Tactical Select Fund - Class I	24.37%	4.75%	5.77%	3.67%	N/A
S&P Global BMI Index ****	29.44%	12.81%	13.53%	10.11%	12.55%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2022 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor))) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waiver are 1.96% for Class A shares, 2.71% for Class C shares and 1.71% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days would be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is May 16, 2014.

***	Inception date is August 31, 2015.

****	The S&P Global BMI Index is a float-adjusted market cap weighted, comprehensive, rules-based index that employs a transparent and consistent methodology across all countries and includes more than 11,000 stocks from 25 developed and 25 emerging markets.

Comparison of the Change in Value of a $250,000 Investment

Portfolio Composition as of September 30, 2021	% of Net Assets
Equity Funds	67.4%
Mixed Allocation Funds	19.9%
Fixed Income Funds	12.3%
Short-Term Investment	0.6%
Liabilities in Excess of Other Assets - Net	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

GOOD HARBOR TACTICAL SELECT FUND
PORTFOLIO OF INVESTMENTS
September 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.6%
	EQUITY - 67.4%
2,448	Consumer Discretionary Select Sector SPDR Fund	$439,294
6,388	Consumer Staples Select Sector SPDR Fund	439,750
8,851	Energy Select Sector SPDR Fund	461,049
11,776	Financial Select Sector SPDR Fund	441,953
3,421	Health Care Select Sector SPDR Fund	435,493
4,466	Industrial Select Sector SPDR Fund	436,953
1,598	iShares Core S&P 500 ETF	688,450
1,981	iShares Core S&P Mid-Cap ETF	521,142
11,621	iShares MSCI Canada ETF	421,842
1,156	iShares MSCI China ETF	78,065
16,754	iShares MSCI Emerging Markets ETF	844,066
17,510	iShares MSCI Eurozone ETF	842,580
15,858	iShares MSCI France ETF	590,552
5,980	iShares MSCI Germany ETF	196,862
1,557	iShares MSCI Mexico ETF	75,141
8,652	iShares MSCI Pacific ex Japan ETF	422,131
1,636	iShares MSCI Russia ETF	78,135
1,657	iShares MSCI South Africa ETF	77,929
933	iShares MSCI South Korea ETF	75,256
17,584	iShares MSCI Switzerland ETF	819,063
1,204	iShares MSCI Taiwan ETF	74,660
31,574	iShares MSCI United Kingdom ETF	1,018,261
3,970	iShares Russell 2000 ETF	868,437
5,543	Materials Select Sector SPDR Fund	438,507
3,574	ProShares Ultra MidCap400	219,408
11,575	ProShares Ultra MSCI EAFE(a)	576,667
1,687	ProShares Ultra MSCI Emerging Markets(a)	149,671
6,717	ProShares Ultra Russell2000	363,054
2,381	ProShares Ultra S&P500	285,291
2,886	Technology Select Sector SPDR Fund	430,938
6,922	Utilities Select Sector SPDR Fund	442,177
		13,252,777

GOOD HARBOR TACTICAL SELECT FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value
	EXCHANGE TRADED FUNDS – 99.6% (Continued)
	FIXED INCOME – 12.3%
7,338	iShares 1-3 Year Treasury Bond ETF	$632,169
9,386	iShares 3-7 Year Treasury Bond ETF	1,221,775
3,071	iShares 7-10 Year Treasury Bond ETF	353,841
2,570	Vanguard Long-Term Treasury ETF	225,415
		2,433,200
	MIXED ALLOCATION – 19.9%
104,197	Pacer Trendpilot US Large Cap ETF	3,931,353

	TOTAL EXCHANGE-TRADED FUNDS (Cost $18,445,238)	19,617,330

	SHORT-TERM INVESTMENTS — 0.6%
	MONEY MARKET FUNDS - 0.6%
124,618	STIT - Treasury Portfolio, Institutional Class, 0.01% (Cost $124,618)(b)	124,618

	TOTAL INVESTMENTS - 100.2% (Cost $18,569,856)	$19,741,948
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(30,368)
	NET ASSETS - 100.0%	$19,711,580

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2021.

See accompanying notes which are an integral part of these financial statements.

GOOD HARBOR TACTICAL SELECT FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

ASSETS
Investment securities:
At cost	$18,569,856
At value	$19,741,948
Receivable for securities sold	838,667
Dividends receivable	1
Prepaid expenses and other assets	5,267
TOTAL ASSETS	20,585,883

LIABILITIES
Payable for securities purchased	846,412
Investment advisory fees payable	1,768
Distribution (12b-1) fees payable	6,137
Payable to related parties	16,080
Accrued expenses and other liabilities	3,906
TOTAL LIABILITIES	874,303
NET ASSETS	$19,711,580

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$256,062,617
Accumulated losses	(236,351,037)
NET ASSETS	$19,711,580

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$6,734,606
Shares of beneficial interest outstanding	581,749
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$11.58
Maximum offering price per share (maximum sales charge of 5.75%)	$12.29

Class C Shares:
Net Assets	$5,540,633
Shares of beneficial interest outstanding	491,328
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.28

Class I Shares:
Net Assets	$7,436,341
Shares of beneficial interest outstanding	644,212
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.54

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2021

INVESTMENT INCOME
Dividends	$324,584
TOTAL INVESTMENT INCOME	324,584

EXPENSES
Investment advisory fees	193,832
Distribution (12b-1) fees:
Class A	17,762
Class C	61,835
Administrative services fees	164,733
Custody overdraft fees	342
Third party administrative servicing fees	15,764
TOTAL EXPENSES	454,268

Less: Fees waived or expenses reimbursed by the advisor	(51,407)
NET EXPENSES	402,861

NET INVESTMENT LOSS	(78,277)

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments	4,184,388
Net change in unrealized appreciation from:
Investments	684,259

NET REALIZED AND UNREALIZED GAIN	4,868,647

NET INCREASE IN NET ASSETS	$4,790,370

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	TACTICAL SELECT FUND

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
FROM OPERATIONS
Net investment loss	$(78,277)	$(67,207)
Net realized gain (loss) on investments	4,184,388	(1,312,368)
Net change in unrealized appreciation (depreciation) on investments	684,259	(338,344)
Net increase (decrease) in net assets resulting from operations	4,790,370	(1,717,919)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(12,804)	(1,865)
Class C	—	(4,365)
Class I	(29,195)	(242,958)
Return of Capital
Class A	(21)
Class I	(23)
Net decrease in net assets resulting from distributions to shareholders	(42,043)	(249,188)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	61,211	13,196
Class C	3,950	2,476
Class I	201,009	1,338,189
Shares issued to shareholders in reinvestment (Note 8):
Class A	—	9,269,987
Class C	—	9,750,788
Class I	—	6,295,385
Net asset value of shares issued in reinvestment of distributions:
Class A	11,670	1,865
Class C	—	4,243
Class I	17,639	137,781
Redemption fee proceeds:
Class A	39	—
Class I	71	—
Payments for shares redeemed:
Class A	(1,714,167)	(1,919,139)
Class C	(2,442,672)	(2,719,651)
Class I	(3,569,474)	(5,307,852)
Net increase (decrease) in net assets from shares of beneficial interest	(7,430,724)	16,867,268

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,682,397)	14,900,161

NET ASSETS
Beginning of Year	22,393,977	7,493,816
End of Year	$19,711,580	$22,393,977

SHARE ACTIVITY
Class A:
Shares Sold	5,736	1,464
Shares issued due to merger (Note 8)	—	930,843
Shares Reinvested	1,110	183
Shares Redeemed	(157,833)	(208,679)
Net increase (decrease) in shares of beneficial interest outstanding	(150,987)	723,811

Class C:
Shares Sold	348	281
Shares issued due to merger (Note 8)	—	994,928
Shares Reinvested	—	423
Shares Redeemed	(231,488)	(300,079)
Net increase (decrease) in shares of beneficial interest outstanding	(231,140)	695,553

Class I:
Shares Sold	17,777	148,678
Shares issued due to merger (Note 8)	—	635,512
Shares Reinvested	1,686	13,615
Shares Redeemed	(335,500)	(578,324)
Net increase (decrease) in shares of beneficial interest outstanding	(316,037)	219,481

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS A

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
	2021		2020	2019	2018	2017
Net asset value, beginning of year	$9.34		$9.64	$10.86	$10.80	$9.75
Activity from investment operations:
Net investment income (loss) (1)	(0.03)		(0.05)	0.25	0.07	0.07
Net realized and unrealized gain (loss) on investments	2.29		0.02 (6)	(1.08)	0.18	1.09
Total from investment operations	2.26		(0.03)	(0.83)	0.25	1.16
Less distributions from:
Net investment income	(0.02)		(0.27)	(0.04)	(0.02)	—
Net realized gains	—		—	(0.35)	(0.17)	(0.11)
Return of capital	(0.00	) (7)	—	—	—	—
Total distributions	(0.02)		(0.27)	(0.39)	(0.19)	(0.11)
Net Asset Value, at end of year	$11.58		$9.34	$9.64	$10.86	$10.80
Total return (2)	24.21%		(0.54)%	(7.66)%	2.31%	11.99%
Net assets, at end of year (000s)	$6,735		$6,845	$86	$385	$1,292
Ratio of gross expenses to average net assets (3,4)	1.99%		1.60%	1.74%	1.80%	1.78%
Ratio of net expenses to average net assets (4)	1.75%		1.60%	1.52%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets (4,5)	(0.24)%		(0.55)%	2.52%	0.65%	0.65%
Portfolio Turnover Rate	332%		465%	474%	402%	310%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.15	$9.43	$10.67	$10.67	$9.71
Activity from investment operations:
Net investment income (loss) (1)	(0.11)	(0.11)	0.20	0.00 (6)	(0.02)
Net realized and unrealized gain (loss) on investments	2.24	0.01 (7)	(1.09)	0.17	1.09
Total from investment operations	2.13	(0.10)	(0.89)	0.17	1.07
Paid in capital from redemption fees	—	—	—	0.00 (6)	—
Less distributions from:
Net investment income	—	(0.18)	—	—	—
Net realized gains	—	—	(0.35)	(0.17)	(0.11)
Total distributions	—	(0.18)	(0.35)	(0.17)	(0.11)
Net Asset Value, at end of year	$11.28	$9.15	$9.43	$10.67	$10.67
Total return (2)	23.28%	(1.26)%	(8.34)%	1.58%	11.10%
Net assets, at end of year (000s)	$5,541	$6,612	$254	$621	$692
Ratio of gross expenses to average net assets (3,4)	2.74%	2.35%	2.49%	2.55%	2.53%
Ratio of net expenses to average net assets (4)	2.50%	2.35%	2.27%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets (4,5)	(0.99)%	(1.28)%	2.04%	(0.03)%	(0.23)%
Portfolio Turnover Rate	332%	465%	474%	402%	310%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS I

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	September 30,		September 30,		September 30,	September 30,	September 30,
	2021		2020		2019	2018	2017
Net asset value, beginning of year	$9.31		$9.66		$10.88	$10.86	$9.78
Activity from investment operations:
Net investment income (1)	0.00	(7)	0.02		0.24	0.12	0.10
Net realized and unrealized gain (loss) on investments	2.27		(0.02	) (6)	(1.04)	0.16	1.09
Total from investment operations	2.27		0.00	(7)	(0.80)	0.28	1.19
Paid in capital from redemption fees	0.00	(7)	—		0.00 (7)	0.00 (7)	0.00 (7)
Less distributions from:
Net investment income	(0.04)		(0.35)		(0.07)	(0.09)	—
Net realized gains	—		—		(0.35)	(0.17)	(0.11)
Return of capital	(0.00	) (7)	—		—	—	—
Total distributions	(0.04)		(0.35)		(0.42)	(0.26)	(0.11)
Net Asset Value, at end of year	$11.54		$9.31		$9.66	$10.88	$10.86
Total return (2)	24.37%		(0.27)%		(7.34)%	2.61%	12.26%
Net assets, at end of year (000s)	$7,436		$8,937		$7,154	$11,299	$5,307
Ratio of gross expenses to average net assets (3,4)	1.74%		1.35%		1.49%	1.55%	1.53%
Ratio of net expenses to average net assets (4)	1.50%		1.35%		1.27%	1.15%	1.15%
Ratio of net investment income to average net assets (4,5)	0.02%		0.20%		2.44%	1.06%	0.96%
Portfolio Turnover Rate	332%		465%		474%	402%	310%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Net investment income per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the year, and may not reconcile with the aggregate net investment income in the Statement of Operations due to share transactions for the year.

(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2021

1.	ORGANIZATION

The Good Harbor Tactical Select Fund (“Tactical Select Fund” or the “Fund”) is a diversified series of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Tactical Select Fund is total return from capital appreciation and income.

The Fund currently offers three classes of shares: Class A, Class I and Class C shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Class I and Class C shares are offered at NAV. Each share class represents an interest in the same assets of the Fund and share classes are identical except for differences in their distribution charges, sales charges, and minimum investment amounts. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Tactical Select Fund’s Class I commenced operations on May 16, 2014 and Class A and Class C commenced operations on August 31, 2015.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Security Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed -end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2021 for the Fund’s investments measured at fair value:

GOOD HARBOR TACTICAL SELECT FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Equity Funds	$13,252,777	$—	$—	$13,252,777
Fixed Income Funds	2,433,200	—	—	2,433,200
Mixed Allocation Funds	3,931,353	—	—	3,931,353
Short-Term Investment	124,618	—	—	124,618
Total	$19,741,948	$—	$—	$19,741,948

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of a fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Distributions to Shareholders – The following table summarizes the Fund’s Investment Income and Capital Gain declaration policy:

Investment Income	Capital Gains
Annually	Annually

The Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or NAVs per share of the Fund.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2018 to September 30, 2020 or expected to be taken in the Funds’ September 30, 2021 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio (Nebraska in years prior to 2019) and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

materially in the next twelve months. The Fund recognizes interest and penalties if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Good Harbor Financial, LLC (the “Advisor”) serves as investment advisor to the Fund. Subject to the oversight of the Board, the Advisor is responsible for the management of the Fund’s investment portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets. During the year ended September 30, 2021, the Advisor earned $193,832.

Pursuant to a written agreement (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2022, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and trustees, contractual indemnification of Fund service providers (other than the Advisor))) do not exceed 1.75%, 2.50% and 1.50% of the daily average net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. During the year ended September 30, 2021, the Advisor, pursuant to the Waiver Agreement, waived $51,407.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A, Class C and Class I shares are subsequently less than the Waiver Agreement at the time of the waiver, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Waiver Agreement at the time of the waiver. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed the Waiver Agreement at the time of the waiver, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor through September 30 of the year indicated.

2022	2023	2024
$22,173	$—	$51,407

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for each of the Class A and Class C shares (the “Plans”). The Plans provide that a monthly service fee is calculated at an

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

annual rate of 0.25% and 1.00% of its average daily net assets attributable to the Fund’s Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. The table below shows the fees incurred pursuant to the Plans during the year ended September 30, 2021:

Distribution (12b-1) fee
Class A	$17,762
Class C	61,835

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, and Class I shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended September 30, 2021:

Underwriting
Commissions
Class A	$309

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Fund. In accordance with this agreement, UFS pays for all other operating expenses for the Fund, including but not limited to legal fees, audit fees, compliance services and custody fees. As of September 30, 2021, the amount owed to UFS was $16,080 for the Tactical Select Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund as part of the administrative service fee.

BluGiant, LLC (“BluGiant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund as part of the administrative service fee.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. government securities and short-term investments, for the year ended September 30, 2021 was as follows:

Purchases	Sales
$70,119,934	$77,666,404

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2021, $110 in redemption fees were assessed.

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Advisor. As of September 30, 2021, the following held in excess of 25% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund:

Percentage of Voting Securities
Shareholder	as of September 30, 2021
Wells Fargo Clearing Services, LLC	26.3%

7.       DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 2021, were as follows:

	Gross	Gross
Tax	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	Depreciation	Depreciation
$18,609,175	$1,387,915	$(255,142)	$1,132,773

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 was as follows:

For the year ended September 30, 2021:
	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
	$41,999	$—	$44	$42,043

For the year ended September 30, 2020:
	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
	$255,016	$—	$—	$255,016

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $5,828 for fiscal year ended September 30, 2020 which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

As of September 30, 2021, the components of accumulated losses on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Losses
$—	$—	$(124,658)	$(237,359,152)	$—	$1,132,773	$(236,351,037)

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $124,658.

At September 30, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Capital Loss
Non-Expiring	Non-Expiring	Carryforward
Short-Term	Long-Term	Limitation *	Total	CLCF Utilized
$182,905,296	$53,924,420	$529,436	$237,359,152	$3,651,629

*	Subject to an annual limitation of $119,687 under Section 382 as a result of a change in control due to the merger

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and Fund’s over distribution resulted in reclassifications for the Fund for the fiscal year ended September 30, 2021 as follows:

Paid In Capital	Accumulated Losses
$(66,928)	$66,928

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Good Harbor Tactical Select Fund and

Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Good Harbor Tactical Select Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Good Harbor Financial, LLC since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

GOOD HARBOR TACTICAL SELECT FUND
EXPENSE EXAMPLES (Unaudited)
September 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested for a period of time beginning April 1, 2021 through September 30, 2021.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	4/1/21	9/30/21	4/1/21 – 9/30/21 *	Expense Ratio
Actual
Class A	$1,000.00	$1,028.40	$8.90	1.75%
Class C	$1,000.00	$1,024.50	$12.69	2.50%
Class I	$1,000.00	$1,028.50	$7.63	1.50%
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	$1,000.00	$1,012.53	$12.61	2.50%
Class I	$1,000.00	$1,017.55	$7.59	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

GOOD HARBOR TACTICAL SELECT FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

Renewal of Advisory Agreement – Good Harbor Tactical Select Fund*

In connection with a meeting held on February 16-17, 2021, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Adviser and the Trust, with respect to the Good Harbor Tactical Select Fund (“Good Harbor”). In considering the renewal of the Advisory Agreement, the Board reviewed materials specifically relating to Good Harbor and the Advisory Agreement.

The Board discussed the Adviser’s presentation and materials. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board observed that the Adviser was founded in 2003 and used tactical asset allocation models to select investments for mutual funds and similarly managed accounts. The Board discussed that the Adviser constantly evaluated and adjusted these models to ensure quality investment and diversification for Good Harbor. The Board commented that despite the voluntary departure of one of Good Harbor’s portfolio managers, the remaining portfolio managers had extensive investment industry experience and excellent academic credentials and had adequately filled any void. The Board noted that the Adviser took a quarterly risk inventory to assess and establish specific risk and volatility guidelines for Good Harbor. The Board observed that Good Harbor’s holdings were monitored daily using pre-trade and back-end testing to ensure compliance with its investment guidelines. The Board observed that the Adviser conducted regular evaluations of broker/dealers to ensure best execution. The Board recognized the Adviser continued to maintain adequate resources to support Good Harbor and retained the ability to leverage certain services from its parent company when needed. The Board concluded that it could expect the Adviser to continue providing quality service to Good Harbor and its shareholders.

Performance. The Board discussed that Good Harbor underperformed its peer group and Morningstar category across all periods. The Board noted that Good Harbor’s standard deviation since inception was in the top quartile among its peers. The Board recalled that the Adviser made adjustments to Good Harbor’s strategy in 2016 to incorporate multiple tactical strategies and international equity exposure for added diversification and reduced risk, but noted that the market volatility triggered by the COVID-19 pandemic impacted Good Harbor’s tactical strategies. The Board discussed that Good Harbor went defensive as a result and was late re-entering the market during the recovery period. The Board remarked that unlike other tactical strategies, Good Harbor had delivered modest returns since inception with low volatility and had avoided large drawdowns. The Board noted that Good Harbor’s overall returns were satisfactory.

GOOD HARBOR TACTICAL SELECT FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2021

Fees and Expenses. The Board remarked that Good Harbor Select’s peer group consisted of 14 funds with an average of $93.7 million. The Board noted that the Adviser’s 0.90% advisory fee was equal to the peer group median and well below the Morningstar category high of 1.30%. The Board observed that Good Harbor’s net expense ratio was slightly higher than the peer group median and higher than the Morningstar category median and average. The Board reviewed the Adviser’s explanation that its active management of Good Harbor, which included selecting, researching and managing multiple underlying tactical strategies, and its focus on equity exposure warranted its advisory fee. The Board considered the Adviser’s position that some funds included in its peer group had fixed income holdings that tended to have lower expense ratios than actively managed equity funds. The Board concluded that the Adviser’s advisory fee for Good Harbor Select was not unreasonable.

Economies of Scale. The Board discussed the size of Good Harbor and its prospects for growth, concluding it had not achieved meaningful economies that would necessitate the establishment of breakpoints. The Board noted the Adviser was willing to discuss the implementation of breakpoints as the assets of Good Harbor grew and if the proposed reorganization did not occur. The Board agreed to monitor and revisit this issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its advisory services provided to the Adviser and noted that Good Harbor was managing the Adviser at a reasonable profit. The Board concluded that Good Harbor Select’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the renewal of the Advisory Agreement was in the best interests of Good Harbor and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Good Harbor.

GOOD HARBOR TACTICAL SELECT FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended September 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

GOOD HARBOR TACTICAL SELECT FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President -Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2021, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/21-NLFT III-v3

GOOD HARBOR TACTICAL SELECT FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-270-2848.

9/30/21-NLFT III-v3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and income

■         assets, account transfers and transaction history

■         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■      sharing for affiliates’ everyday business purposes—information about your creditworthiness

■       affiliates from using your information to market to you

■       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-270-2848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT. Form NPORT is available on the SEC’s website at www.sec.gov. The information on Form NPORT is available without charge, upon request, by calling 1-877-270-2848.

INVESTMENT ADVISOR

Good Harbor Financial, LLC

215 N. Oak Ridge Road

Barrington, IL 60010

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

GOODHARBOR-AR21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021

Good Harbor Tactical Select Fund - $14,000

2020

Good Harbor Tactical Select Fund - $13,500

(b)	Audit-Related Fees

2021 – None

2020 – None

(c)	Tax Fees

2021

Good Harbor Tactical Select Fund - $3,000

2020

Good Harbor Tactical Select Fund - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2021   2020

Audit-Related Fees:       0.00% 0.00%

Tax Fees:                      0.00%  0.00%

All Other Fees:              0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021

Good Harbor Tactical Select Fund - $3,000

2020

Good Harbor Tactical Select Fund - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

*/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/8/2021

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/8/2021